UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2004

Cousins Properties Incorporated

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-3576	58-0869052

(Commission File Number)	(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia	30339-5683

(Address of principal executive offices)	(Zip Code)

(770) 955-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-23.1 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EX-99.1 SELECTED FINANCIAL DATA, MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AND CONSOLIDATED FINANCIAL STATEMENTS

Item 8.01. Other Events.

     Cousins Properties Incorporated (the “Company”) is revising its Consolidated Financial Statements, Management’s Discussion and Analysis and Results of Operations, and Selected Financial Data, which appeared in its Annual Report on Form 10-K for the year ended December 31, 2003 (“2003 Form 10-K”). The revisions relate to Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). The Company sold properties or had properties categorized as held for sale, as defined in SFAS 144, between December 31, 2003 and September 30, 2004. Income and expenses of those properties have been reclassified as a separate component of income and presented in one line item as Discontinued Operations on the Consolidated Statements of Income for all periods presented. SFAS 144 requires that financial statements be revised to give retroactive effect to discontinued operations if the financial statements are included or incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. This reclassification has no effect on the reported net income available to common stockholders or on funds from operations.

     This Current Report on Form 8-K updates Items 6, 7 and 8 and Exhibit 23.1 of the Company’s 2003 Form 10-K to reflect properties sold or held for sale through September 30, 2004. The updated information is attached to this report as Exhibit 99.1. The Company also revised and expanded several disclosures to comply with requests made by the SEC staff as a part of a review of the Company’s filings under the Securities Exchange Act of 1934, as amended. All other items on the 2003 Form 10-K remain current and no attempt to update information provided in such 2003 Form 10-K has been made.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	COUSINS PROPERTIES INCORPORATED

By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)